                                                                    EXHIBIT 10.1


                                 FIFTH AMENDMENT
                               TO CREDIT AGREEMENT

                  This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of September 30, 2002 and entered into by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("ARRIS"), EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF (Company, Arris and each such subsidiary are individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent, collateral agent and syndication agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 3, 2001, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002, as supplemented by that certain Acknowledgement dated as of March 21, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of April 17, 2002, as further amended by that certain Third Amendment to Credit Agreement dated as of April 24, 2002, as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 31, 2002 and as supplemented by that certain Consent dated as of September 30, 2002 (as so amended, and supplemented as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrowers, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.



                                    RECITALS
                  WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to: (i) allow Borrower to repay and redeem the Convertible Subordinated Notes with Cash generated by operations of the Borrowers and their Subsidiaries; (ii) reduce the Revolving Loan Commitments to $125,000,000 by terminating the Revolving Loan Commitment of PNC Bank, National Association;
(iii) make interest on the loans and the commitment fees payable on a monthly basis; and (iv) make certain other amendments as set forth below;


                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                       AMENDMENTS TO THE CREDIT AGREEMENT

          AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

                  Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "CASH AVAILABILITY" means the sum of Restricted Cash plus Excess Availability.

                  "FIFTH AMENDMENT" means the Fifth Amendment to this Agreement dated as of September 30, 2002.

                  "FIFTH AMENDMENT EFFECTIVE DATE" means the date the Fifth Amendment to this Agreement became effective in accordance with its terms.


                  "PNC BANK" means PNC Bank, National Association.


                  "PERMITTED CASH REPAYMENT AMOUNT" has the meaning set forth in subsection 7.5(xi)"


                  "REDEMPTION/REPAYMENT ACCOUNT" has the meaning set forth in subsection 6.16.


                  "REDEMPTION PLAN" means the plan delivered by the Company to Administrative Agent and Lenders dated July, 2002, describing the amounts Holdings and its Subsidiaries intend to expend in connection with the redemption and/or repayment of the Convertible Subordinated Notes.


                  "RESTRICTED CASH" means Cash deposited by the Company or any other Borrower in the Restricted Collateral Account to provide cash collateral for the Commitments.


                  "RESTRICTED COLLATERAL ACCOUNT" means Administrative Agent's account maintained with Chase Manhattan Bank, NA as the restricted collateral account or such other account established by Administrative Agent as the restricted collateral account.


                  Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Consolidated Fixed Charges", "Interest Payment Date" and "Revolving Commitment Termination Date" therefrom in their entirety and substituting the following therefore:

                   "CONSOLIDATED FIXED CHARGES" means, for any period, the sum (without duplication) of the amounts for such period of (i) Consolidated Cash Interest Expense, including, without limitation, that portion of payments under Capital Leases attributable under GAAP to a payment of interest, (ii) scheduled principal payments in respect of

         Consolidated Total Debt (other than any payment of principal of the Subordinated Convertible Notes), including, without limitation, that portion of payments under Capital Leases attributable under GAAP to a payment of principal and (iii) Consolidated Cash Taxes, all of the foregoing as determined on a consolidated basis for Holdings and its Subsidiaries in conformity with GAAP.

                  "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate Loan (x) prior to the Fifth Amendment Effective Date, the last Business Day of each March, June, September and December of each year, commencing on the first such date to occur after the Closing Date and
         (y) on and after the Fifth Amendment Effective Date, the last Business Day of each calendar month of each year and (ii) with respect to any Eurodollar Rate Loan, (x) prior to the Fifth Amendment Effective Date, the last day of each Interest Period applicable to such Loan and (y) on and after the Fifth Amendment Effective Date, the last Business Day of each calendar month of each year and the last day of each Interest Period applicable to such Loan if such date is not otherwise an Interest Payment Date for such Loan."

                  "REVOLVING LOAN COMMITMENT TERMINATION DATE" means August 3, 2004.

                  AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                  Subsection 2.3A of the Credit Agreement is hereby amended by deleting the language in such subsection appearing after the chart contained in such subsection and substituting therefore the following:

                  "such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable
         (i) prior to the Fifth Amendment Effective Date, quarterly in arrears on the last Business Day of each of March, June, September and December of each year, commencing on the first such date to occur after the Closing Date and (ii) on and after the Fifth Amendment Effective Date, monthly in arrears on the last Business Day of each calendar month of each year, and on the Revolving Loan Commitment Termination Date."

                  Subsection 2.4A(iii)(a) of the Credit Agreement is hereby amended by deleting the proviso at the end of such subsection and substituting therefore the following:

                   " ; provided, further, that notwithstanding anything in this clause (a) to the contrary, from and after the Fifth Amendment Effective Date, if no Event of Default or Potential Event of Default has occurred and is continuing, so long as any Convertible Subordinated Notes are outstanding, Borrowers shall apply an amount equal to such Net Asset Sale Proceeds from the Keptel Sale or any Asset Sale permitted pursuant to subsection 7.7(vi), first, to repay any outstanding Loans to the full extent thereof and reduce the Revolving Loan Commitments by an amount equal to such repayment, second, in accordance with subsection 6.16(b) and third, as otherwise provided in this clause (a)."

                  Subsection 2.4A(iii)(d) of the Credit Agreement is hereby amended by adding the following proviso at the end of such subsection:

                  "; provided, that notwithstanding anything in this clause (d) to the contrary, on and after the Fifth Amendment Effective Date, if no Event of Default or Potential Event of Default has occurred and is continuing, so long as any Convertible Subordinated Notes are outstanding, Borrower shall apply an amount equal to any Net Securities Proceeds received from the issuance of unsecured Indebtedness or Subordinated Indebtedness permitted to be issued pursuant to subsection 7.1(xi), first, to repay any outstanding Loans to the full extent thereof and reduce the Revolving Loan Commitments by an amount equal to such repayment, second, in accordance with subsection 6.16(b) and third, as otherwise provided in this clause (d)."

                  Subsection 2.4A(iii) of the Credit Agreement is hereby amended by adding the following clause (j) at the end of such subsection:

                  "(j) Elimination of Revolving Loan Commitment of PNC on Fifth Amendment Effective Date. On the Fifth Amendment Effective Date, so long as no Loans are outstanding, the Revolving Loan Commitment of PNC Bank shall be reduced to zero and the aggregate Revolving Loan Commitments shall be reduced to $125,000,000 after giving effect to such reduction of the Revolving Loan Commitment of PNC Bank, in each case in accordance with the terms of the Fifth Amendment."

                  Subsection 2.5 of the Credit Agreement is hereby amended by inserting in clause (B) after the phrase "their own general corporate purposes" the following:

                  "and the repayment and/or redemption of the Subordinated Convertible Notes to the extent any such repayment and/or redemption is permitted by subsection 7.5(xi)"

                  AMENDMENTS TO SECTION 6: AFFIRMATIVE COVENANTS

                  Section 6 of the Credit Agreement is hereby amended by inserting the following subsections 6.16 and 6.17 at the end of such Section:

                  "6.16 REDEMPTION/REPAYMENT OF CONVERTIBLE SUBORDINATED NOTES.

         (a) Holdings and/or the Borrowers shall have on or before each of January 31, 2003, February 28, 2003 and March 31, 2003 either (i) refinanced, exchanged, redeemed or repaid an aggregate principal amount of the Convertible Subordinated Notes equal to $10,000,000 in accordance with the terms of this Agreement or (ii) placed $10,000,000 in Cash in a deposit account (the "REDEMPTION/REPAYMENT DEPOSIT ACCOUNT") subject to a Blocked Account Agreement, in such form as approved by the Administrative Agent, with the Administrative Agent and the banking institution maintaining such deposit account, that shall provide (x) that upon the occurrence and during the continuation of an Event of Default, such deposit account is subject to the sole and exclusive control of the Administrative Agent and (y) subject to clause
         (x) above, so long as any Convertible Subordinated Notes are outstanding, without the prior written consent of Administrative

         Agent (as directed by Requisite Lenders), Borrower may only withdraw Cash from such deposit account to repay or redeem the Convertible Subordinated Notes in accordance with subsection 7.5(xi); provided, that on or before April 30, 2003, Borrowers shall have placed in the Redemption/Repayment Deposit Account, Cash in an aggregate amount sufficient to repay on May 15, 2003 the aggregate principal amount of all Convertible Subordinated Notes outstanding on April 30, 2003 and all other amounts due in connection with the Convertible Subordinated Notes; provided, further, that any Cash held in the Redemption/Repayment Deposit Account may be invested in Cash Equivalents in a Securities Account and the proceeds from such Securities Account may be deposited in a Restricted Deposit Account, so long as such Securities Account and Restricted Deposit Account are subject to Blocked Account Agreements that provide that so long as any Convertible Subordinated Notes are outstanding, any amounts in such Securities Account or Restricted Deposit Account may not be withdrawn by Borrower other than for deposit in the Redemption/Repayment Deposit Account or, in the case of such Restricted Deposit Account, reinvestment in Cash Equivalents credited to the Securities Account;

                  (b) If at any time after the Fifth Amendment Effective Date, Holdings or any of its Subsidiaries shall make an Asset Sale permitted by subsection 7.7(vi) or issue any Subordinated Indebtedness or unsecured Indebtedness in accordance with subsection 7.1(xii), so long as (i) any Convertible Subordinated Notes are outstanding and (ii) the conditions set forth in subsection 7.5(xi) are satisfied, Borrowers shall within 15 days of the receipt of such Net Asset Sale Proceeds or Net Securities Proceeds, (x) repay or redeem the Convertible Subordinated Notes and/or (y) deposit Cash in the Redemption/Repayment Deposit Account, in an amount equal to such Net Asset Sale Proceeds or Net Securities Proceeds minus the amount of any repayment of the Loans required to be made in accordance with subsection 2.4(A)(iii) in connection with the receipt of such Net Asset Sale Proceeds or Net Securities Proceeds."

                  AMENDMENTS TO SECTION 7: BORROWERS' NEGATIVE COVENANTS

                  Subsection 7.1 of the Credit Agreement is hereby amended by deleting the proviso contained in clause (viii) of such subsection and substituting therefore the following:

                  "provided, that such Indebtedness shall be fully repaid, redeemed, refinanced or converted into shares of Holdings common stock in accordance with the terms of this Agreement on or prior to May 15, 2003."

                  Subsection 7.5 of the Credit Agreement is hereby amended by deleting clause (xi) of such subsection in its entirety and substituting therefore the following:

                  "(xi) On any Business Day during the third and fourth Fiscal Quarter of 2002 and the second Fiscal Quarter of 2003, Company, Arris and/or Holdings may repay principal due on and redeem the Convertible Subordinated Notes and repay any other amounts required to be repaid in connection with such redemption and/or repayment, in each case in accordance with the terms of the Convertible Subordinated Notes and the

         Convertible Subordinated Note Indenture, so long as on the date of such repayment or redemption: (i) no Event of Default or Potential Event of Default has occurred and is continuing or shall be caused as a result of such repayment or redemption; (ii) after giving effect to such repayment or redemption, Cash Availability shall be at least $15,000,000; and (iii) the aggregate amount expended in connection with all such repayments or redemptions (the "PERMITTED CASH REPAYMENT AMOUNT") shall not exceed $20,000,000; provided, that if Consolidated EBITDA for the third Fiscal Quarter of 2002 is at least $10,425,000, the Permitted Cash Repayment Amount shall be increased by the amount budgeted in the Redemption Plan for the fourth Fiscal Quarter of 2002; provided, further, that if the cumulative Consolidated EBITDA for the third and fourth Fiscal Quarter of 2002 and the first Fiscal Quarter of 2003 is at least $32,850,000, the Permitted Cash Repayment Amount shall be increased by the amount budgeted in the Redemption Plan for the second Fiscal Quarter of 2003 and, to the extent it has not already been increased pursuant to the foregoing proviso, the amount budgeted in the Redemption Plan for the fourth Fiscal Quarter of 2002; and"

                  Subsection 7.5 of the Credit Agreement is hereby further amended by deleting the "and" at the end of clause (x) and adding the following clause (xii) at the end of such subsection:

                  "(xii) So long as no Event of Default or Potential Event of Default has occurred and is continuing, Company and Arris may make Restricted Junior Payments to Holdings to the extent necessary to permit Holdings to make redeem and/or repay the Convertible Subordinated Notes in accordance with clause (xi) above, so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose."

                  AMENDMENTS TO SECTION 8: EVENTS OF DEFAULT

                  Section 8 of the Credit Agreement is hereby amended by deleting the ":" at the end of subsection 8.13 and substituting therefore "; or" and inserting the following subsection 8.14 immediately after subsection 8.13:

                  "8.14    CASH AVAILABILITY

                  So long as any Convertible Subordinated Notes are outstanding, at no time after the Fifth Amendment Effective Date shall Cash Availability be less than $15,000,000."

                  AMENDMENT TO SCHEDULE 6.10: CASH MANAGEMENT SYSTEM

         The section under the heading "Amounts held in Deposit Accounts or Otherwise:" contained in Schedule 6.10 to the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subsection (x) thereof, (ii) by deleting the "." at the end of subsection (xi) thereof and substituting therefore a "; and" and (iii) adding the following subsection (xii) at the end thereof:

                  "(xi) amounts maintained on deposit in the Redemption/Repayment Deposit Account."

                 TERMINATION OF REVOLVING LOAN COMMITMENT OF PNC
                           BANK, NATIONAL ASSOCIATION.

                  The Borrowers and Lenders acknowledge and agree that on the Fifth Amendment Effective Date, so long as no Loan are outstanding, (w) the Revolving Loan Commitment of PNC Bank, National Association shall terminate, (x) PNC Bank, National Association shall relinquish its rights (other than any rights which survive the termination of the Credit Agreement under subsection 10.10B of the Credit Agreement) under the Credit Agreement, (y) PNC Bank, National Association shall be released from its obligations under the Credit Agreement and shall cease to be a party thereto and (z) the aggregate Revolving Loan Commitments shall be reduced to $125,000,000 after giving effect to such termination.

                  As of the date hereof, the amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 1 annexed hereto.

                  BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:


                  CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of the Borrowers.

                  NO CONFLICT. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or Certificate of Formation or Operating Agreement, as applicable, of any Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

                  GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by the Borrowers of the Amended Agreement and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and is the legally valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  ACKNOWLEDGEMENT AND CONSENT

                  Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  Holdings and each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.


                  MISCELLANEOUS

                  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit

Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) receipt by Administrative Agent of an amendment fee equal to $1,375,000, to be distributed among each Lender that has executed and delivered a counterpart of this Amendment (other than PNC Bank, National Association), in proportion to the amount of each such Lender's Revolving Loan Exposure to the aggregate amount of the Revolving Loan Exposure of all such Lenders, in each case after giving effect to Section 2 of this Amendment and (ii) the execution of a counterpart hereof by each of the Borrowers, each of the Subsidiary Guarantors, Holdings and each Lender and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


HOLDINGS:                        ARRIS GROUP, INC.


                                 By:
                                      ------------------------------------------
                                       Name:   Lawrence A. Margolis
                                       Title:  Vice President, Chief Financial
                                               Officer & Secretary


COMPANY:                         ARRIS INTERNATIONAL, INC.


                                 By:
                                      ------------------------------------------
                                       Name:    Lawrence A. Margolis
                                       Title:   Executive Vice President, Chief
                                                Financial Officer & Secretary


ARRIS:                           ARRIS INTERACTIVE L.L.C.


                                 By:
                                      ------------------------------------------
                                       Name:    Lawrence A. Margolis
                                       Title:   Executive Vice President


SUBSIDIRIES OF COMPANY:          ANTEC ASSET MANAGEMENT COMPANY


                                 By:
                                      ------------------------------------------
                                      Name: Lawrence A. Margolis
                                      Title: President


                                 ANTEC LICENSING COMPANY


                                 By:
                                      ------------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title:  President

                                     TEXSCAN CORPORATION


                                      By:
                                           -------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Chairman of the Board


                                     ELECTRONIC CONNECTOR CORPORATION OF
                                     ILLINOIS


                                      By:
                                           -------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President


                                     POWER GUARD, INC.


                                      By:
                                           -------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President


                                      ELECTRONIC SYSTEM PRODUCTS INC.


                                      By:
                                           -------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President


                                      KEPTEL, INC.


                                      By:
                                           -------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President

SUBSIDIARY GUARATORS,
for purposes of Section 3 only,         TEXSCAN DE MEXICO, S.A. DE C.V.


                                        By:
                                             ----------------------------------
                                             Name: Lawrence A. Margolis
                                             Title: Chairman


                                        KEPTEL DE MEXICO S.A. DE C.V.


                                        By:
                                             ----------------------------------
                                             Name: Lawrence A. Margolis
                                             Title: Chairman


                                        ANTEC INTERNATIONAL CORPORATION


                                        By:
                                             ----------------------------------
                                             Name: Lawrence A. Margolis
                                             Title: Director

LENDERS: THE CIT GROUP/BUSINESS CREDIT, INC., individually and as Administrative Agent and Collateral Agent


                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:

                                    AMERICAN NATIONAL BANK AND TRUST
                                    COMPANY OF CHICAGO


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                       COMERICA BANK


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       CONGRESS FINANCIAL CORPORATION
                                       (SOUTHERN)


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       FLEET CAPITAL CORPORATION


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                       GMAC COMMERCIAL CREDIT LLC


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE 1





LENDER                                           COMMITMENT       PRO RATA SHARE
------                                           ----------       --------------
The CIT Group/Business Credit, Inc.          $  22,500,000.00         18%

American National Bank and Trust
Company of Chicago                           $  22,500,000.00         18%

Comerica Bank                                $  10,000,000.00          8%

Congress Financial Corporation
(Southern)                                   $  25,000,000.00         20%

Fleet Capital Corporation                    $  22,500,000.00         18%

GMAC Commercial Credit LLC                   $  22,500,000.00         18%
                                             ================
                                             $ 125,000,000.00        100%